Investor Presentation

December 2010

Restatement

The financial information presented herein has been restated to correct an overstatement of the Company's pension liability. While preparing the 2010 census data for our defined benefit pension plan actuarial valuations, the Company determined that previous actuarial valuations for the plans of a U.S. subsidiary contained errors in participant data. The errors largely originated in census data compiled by the subsidiary's former actuaries prior to our acquisition of the subsidiary in 1997. Because these errors affected the valuation of pension liabilities at the date of the acquisition, goodwill was also overstated. Additionally, net income for each period was understated by an immaterial amount.

The Company has filed amended Quarterly Reports on Form 10-Q/A for the quarters ended April 2, 2010 and July 2, 2010, and an amended Annual Report on Form 10-K/A for the year ended December 31, 2009, to correct the errors described above. Please refer to these amended reports for further discussion of the restatement.

Forward-Looking Statements

The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission as well as its Annual Report on Form 10-K/A under the caption "Risk Factors". In addition, these statements are based on a number of assumptions that are subject to change. This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein.

Company Overview



- Global leader in specialty fluid-handling solutions
- Diverse end markets
- Global reach with leading brands
- Problem solvers for critical fluid-handling applications
- Balanced growth approach: acquisitions and organic
- Colfax Business System
- Committed to becoming a multi-platform business

Oil & Gas



Defense



General Industrial



Commercial Marine



Power Generation



Delivering solutions for critical applications

Background

- Founded in 1995
- Equity capital provided by Mitch and Steve Rales, founders of Danaher (NYSE: DHR)
- Targeted global industrial companies with strong brands
- 14 acquisitions, 5 divestitures
- Began trading on the NYSE in May 2008

There are approximately 5,000 pump companies globally and Colfax is in the top 15

End Market and Geographic Diversity

2009 Revenues ($525M) By End Markets



Defense
9%
General Industrial
34%
Power Generation
14%
Oil & Gas
17%
26%
Commercial Marine

2009 Revenues ($525M) By Geography (1)



Asia & Australia
18%
United States
24%
Middle East & Africa
7%
Central & South America
5%
2%
Canada
44%
Europe

(1) Revenues based on our shipping destination.

2009 Foremarket & Aftermarket Sales



Aftermarket
24%
76%
Foremarket

Blue Chip Customers

GE SIEMENS ALFA LAVAL GENERAL DYNAMICS Cummins HYUNDAI HEAVY INDUSTRIES CO. LTD.

Diverse end markets and customer base

Broad Product Portfolio Focused on Customer Applications

2 and 3 Screw Pumps



Centrifugal Pumps



Progressive Cavity Pumps





Fluid Handling Systems



Precision Gear Pumps



Specialty Valves

Well recognized brands across served markets

Strategy – Fluid Handling

- Differentiation
- *Voice of the customer* aligned solutions and services
- Critical fluid-handling applications
- Lowest total cost of ownership
- Most responsive
- SMART capabilities









Strategic Priorities

- Intensify the application of CBS tools (EMEAA focus)
- Align into a global functional organizational structure
- Utilize *Voice of the Customer* process to drive differentiated product development
- Grow Asia

Enhancing the foundation for sustained growth

Intensify Application of CBS

- Align with the customer
- Think and act breakthrough
- Drive immersion
- Execute a unified PD (Policy Deployment)
- Execute point-of-impact action plans

CBS – People, Planning, Process & Performance

Continue to Pursue Strategic Acquisitions

Acquisition Criteria

- Strong brand name recognition
- Leading market position
- Global reach and manufacturing
- Differentiated product technology / highly engineered solutions
- Complementary end market / geographic focus
- Attain double digit return on investment in the 3rd year
- Supported by secular trends

Completed 14 acquisitions since 1995

Baric Systems

- Acquired in August
- Premier supplier of engineered fluid-handling systems
  - Primary operations in Blyth, UK
  - Serves oil & gas, petrochemical and power markets
  - Installed base of 3,000 systems worldwide
- Backlog = $42 million at 10/1/10


BARIC


BARIC
BARIC

Oil & Gas Market

Applications
- Crude oil gathering
- Pipeline services
- Unloading and loading
- Rotating equipment lubrication
- Lube oil purification

Brands: Allweiler, Baric, Houttuin, Imo, LSC, Tushaco, Warren

Market Trends
- Long-term demand for oil projected to increase
- Increased proportion of heavy oil
- Increased quote and book activity

Our Strategy
- Capitalize on growth in heavy oil exploration and transport
    - Middle East, Asia Pacific, Latin America
- Expand SMART solutions
- Provide lowest total cost of ownership solutions

Colfax 2009 Sales Split


17%



Defense

Applications

- Fuel oil transfer
- Oil transport
- Water and wastewater handling
- Firefighting

Brands: Allweiler, Fairmount, Imo, Imo AB, Portland Valve, Warren

Market Trends

- Recent growth in Navy funding
- Focus on automation
- Modernization and expansion of ROW navies

Our Strategy

- Leverage SMART technology
- Expand service network
- Support expansion of fleets outside of U.S. including Europe and India

Colfax 2009 Sales Split


9%



General Industrial

Applications

- Chemical processing
- Machinery lubrication
- Hydraulic elevators
- Pulp and paper processing
- Food and beverage processing

Brands: Allweiler, Fairmount, Houttuin, Imo, Tushaco, Warren, Zenith

Market Trends

- Demand driven by long-term capital investment
- U.S., Europe and Asia have strengthened
- Developing regions embracing engineered products and solutions

Our Strategy

- Continue to expand and diversify customer base
- Develop VOC-based solutions that improve efficiency

Colfax 2009 Sales Split


34% (1)



(1) *Includes Distribution (9%), Chemical Processing (5%), Machinery Support (3%), Building Products (3%), Wastewater (2%), Heat Transfer (1%), Pulp and Paper (1%), Diesel Engines (1%), Food & Beverage (1%) and Other (8%).*

Applications
- Fuel oil transfer
- Oil transport
- Water and wastewater handling

Brands: Allweiler, Houttuin, Imo AB

Market Trends
- Long-term increase in global trade
- Aging fleet and increased environmental regulations
- Approximately 9,000 ships on order
- Continued cancellations and delivery extensions

Our Strategy
- Improve OTD and responsiveness to best-of-class
- Grow aftermarket sales and service
    - Capitalize on growth in installed base
    - Focus on opportunities related to changing environmental regulations

Colfax 2009 Sales Split


26%



Power Generation

Applications
- Fuel unloading, transfer, burner and injection
- Rotating equipment lubrication
- Hydroelectric hydraulics

Brands: Allweiler, Baric, Imo, Tushaco, Warren

Market Trends
- Worldwide demand for electricity expected to double by 2030
- Majority of growth in developing countries

Our Strategy
- Grow China, India and Middle East

Colfax 2009 Sales Split


14%



Aftermarket Sales & Service

Market Trends

- Significant aftermarket demand for replacement products
- Tendency for customers to replace "like for like" products

Our Strategy

- Leverage large installed base
- Expand service center network
- Enhance offerings and capabilities

Colfax 2009 Aftermarket Sales


Aftermarket
24%
76%
Foremarket


Imo Pump
Major Kit

Spare parts kit

Opti-line



Asbestos Update

- Claims arise from purchased components previously included in our products
- Significant solvent insurance coverage
- Suits against insurance carriers expected to be completed within next 6-12 months
- Estimated annual liability and related defense costs of $4-5 million before potential insurance asset or liability adjustments

Unresolved Claims


62,000
56,000
50,000
44,000
38,000
32,000
26,000
20,000
59,217
50,020
37,554
35,357
25,295
2005
2006
2007
2008
2009

Average Cost of Resolved Claims


$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$8,896
$6,194
$5,232
$5,378
$11,106
2005
2006
2007
2008
2009

Financial Overview

Strong Financial Condition

- Strong balance sheet
  - Debt of $85 million, principal payments of $9 million in 2010, matures in 2013
  - Cash = $43 million
  - $133 million available on revolver
- Strong cash flow
  - Working capital to annualized sales improved to 22% from 25%
  - Inventory on hand reduced by 18 days (20%) since beginning of year

Note: As of 10/1/2010

Financial Performance Overview – 2006-2009

Colfax Corporation

Revenue



$700
$600
$500
$400
$300
$200
$100
$0
$393.6
$506.3
$604.9
$525.0
2006
2007
2008
2009

Adjusted Operating Income (1)



$120
$100
$80
$60
$40
$20
$0
$53.7
$74.0
$91.9
$67.4
2006 Restated
2007 Restated
2008 Restated
2009 Restated
% Margin
13.6%
14.6%
15.2%
12.8%

Adjusted Net Income(1)



$60
$50
$40
$30
$20
$10
$0
$31.5
$41.1
$54.4
$40.9
2006 Restated
2007 Restated
2008 Restated
2009 Restated
% Margin
7.8%
9.0%
8.1%
8.0%

Adjusted Net Income Per Share(1)



$2.00
$1.50
$1.00
$0.50
$0.00
$0.72
$0.93
$1.24
$0.94
2006 Restated
2007 Restated
2008 Restated
2009 Restated

(1) Refer to Appendix for Non-GAAP reconciliation.

Note: Dollars in millions.

Financial Performance Overview – 2006-2009 (continued)


Orders
$700
$600
$500
$400
$300
$200
$100
$0
$442.3
$589.0
$682.1
$462.4
2006
2007
2008
2009


Backlog
$400
$350
$300
$250
$200
$150
$100
$50
$0
$179.3
$302.8
$349.0
$290.9
2006
2007
2008
2009

Note: Dollars in millions.

Colfax

Financial Performance Overview – Current Quarter

Colfax Corporation

Revenue



$400
$300
$200
$100
$0
$128.5
$132.4
$394.1
$375.3
Q3 2009
Q3 2010
YTD 2009
YTD 2010

	Q3 2009	Q3 2010	YTD 2009	YTD 2010
Existing Businesses	–	5.9%	–	(5.0)%
Acquisitions	–	2.3%	–	1.2%
FX Translation	–	(5.2)%	–	(0.9)%
Total Growth (Decline)	–	3.0%	–	(4.7)%

Adjusted Operating Income (1)



$50
$40
$30
$20
$10
$0
$16.8
$15.6
$48.7
$39.3
Q3 2009 Restated
Q3 2010
YTD 2009 Restated
YTD 2010

	Q3 2009 Restated	Q3 2010	YTD 2009 Restated	YTD 2010
% Margin	13.1%	11.8%	12.4%	10.5%

Orders



$400
$300
$200
$100
$0
$117.2
$124.1
$360.8
$399.2
Q3 2009
Q3 2010
YTD 2009
YTD 2010

	Q3 2009	Q3 2010	YTD 2009	YTD 2010
Existing Businesses	–	8.1%	–	10.1%
Acquisitions	–	2.5%	–	1.3%
FX Translation	–	(4.7)%	–	(0.7)%
Total Growth (Decline)	–	5.9%	–	10.7%

Backlog



$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$303
$367
$399
$400
$349
$322
$327
$325
$291
$281
$297
$351
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010

(1) Refer to Appendix for Non-GAAP reconciliation.

Note: Dollars in millions.

	Three Months Ended				Delta			
	October 1, 2010		October 2, 2009 Restated		$		%	
Orders	$	124.1	$	117.2	$	6.9	5.9	%
Sales	$	132.4	$	128.5	$	3.9	3.0	%
Gross Profit	$	47.1	$	46.2	$	0.9	1.9	%
% of Sales		35.6%		35.9%				
SG&A Expenses	$	29.9	$	27.9	$	2.0	7.3	%
R&D Expense		1.6		1.5		0.1	3.9	%
Operating Expenses	$	31.5	$	29.4	$	2.1	7.2	%
% of Sales		23.8%		22.9%				
Adjusted Operating Income	$	15.6	$	16.8	$	(1.2)	(7.2)	%
% of Sales		11.8%		13.1%				
Adjusted Net Income	$	9.5	$	10.2	$	(0.6)	(6.2)	%
% of Sales		7.2%		7.9%				
Adjusted Net Income Per Share	$	0.22	$	0.23	$	(0.02)	(6.8)	%

Refer to Appendix for Non-GAAP reconciliation.

Note: Dollars in millions, except per share data.

Income Statement Summary

Colfax Corporation

	Nine Months Ended		Delta	
	October 1, 2010	October 2, 2009 Restated	$	%
Orders	$ 399.2	$ 360.8	$ 38.4	10.7%
Sales	$ 375.3	$ 394.1	$ (18.7)	(4.7)%
Gross Profit	$ 131.8	$ 138.8	$ (6.9)	(5.0)%
% of Sales	35.1%	35.2%		
SG&A Expenses	$ 87.8	$ 85.5	$ 2.4	2.8%
R&D Expense	4.7	4.6	0.1	2.6%
Operating Expenses	$ 92.6	$ 90.1	$ 2.5	2.7%
% of Sales	24.7%	22.9%		
Adjusted Operating Income	$ 39.3	$ 48.7	$ (9.4)	(19.3)%
% of Sales	10.5%	12.4%		
Adjusted Net Income	$ 23.3	$ 29.4	$ (6.1)	(20.9)%
% of Sales	6.2%	7.5%		
Adjusted Net Income Per Share	$ 0.53	$ 0.68	$ (0.15)	(21.4)%

Refer to Appendix for Non-GAAP reconciliation.

Note: Dollars in millions, except per share data.

Aligning Assets and Resources to Drive Best-of-Class Results

- Perform a thorough assessment of the business
- Build the best team
- Establish the strategic vital few and focus on them
- Initiate a global functional organizational structure aligned with our customers
- Intensify the application of CBS and enhance our ability to generate cash
- Rationalize product and develop VOC-based differentiated solutions by market
- Explore strategically important businesses

Building for the future

Investment Highlights

- Strong portfolio of brands, products, and solutions
- Diverse end markets and geographies
- Strong balance sheet to fund organic growth initiatives and acquisitions
- Commitment to build the best team
- CBS intensity and potential
- Our values

Driving sustained growth for long-term value creation

Appendix

Disclaimer

Colfax has provided financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are adjusted net income, adjusted net income per share and adjusted operating income. Adjusted net income, adjusted net income per share and adjusted operating income exclude asbestos liability and defense costs, asbestos coverage litigation expenses, certain due diligence costs, certain legacy legal charges, restructuring and other related charges, and other post-employment benefit settlement as well as one time initial public offering-related costs, to the extent they impact the periods presented. Adjusted net income and adjusted net income per share present income taxes at an effective tax rate of 32%. These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of non-recurring items, legacy asbestos issues and items outside the control of its operating management team.

Sales and order information by end market are estimates. We periodically update our customer groupings in order to refine these estimates.

Non-GAAP Reconciliation

Colfax Corporation

	2009 Restated	2008 Restated	2007 Restated	2006 Restated
Adjusted Net Income and Adjusted Earnings per Share				
Net income	$ 23,797	$ 531	$ 65,646	$ 801
Restructuring and other related charges	18,175	-	-	-
Asbestos liability and defense (income) costs	(2,193)	(4,771)	(63,978)	21,783
Asbestos coverage litigation expenses	11,742	17,162	13,632	12,033
IPO-related costs	-	57,017	-	-
Legacy legal adjustment	-	4,131	-	8,330
Due diligence costs	-	582	-	-
Other post-employment benefit settlement	-	-	-	(9,102)
Discontinued operations	-	-	-	1,397
Interest adjustment to effect IPO at beginning of period	-	2,302	7,536	8,151
Tax adjustment to effective rate of 32%, 34%, 34% & 34%, respectively	(10,624)	(22,557)	18,277	(11,917)
Adjusted net income	$ 40,897	$ 54,397	$ 41,113	$ 31,476
Adjusted net income margin	7.8%	9.0%	8.1%	8.0%
Weighted average shares outstanding - diluted	43,325,704	-	-	-
Shares outstanding at closing of IPO	-	44,006,026	44,006,026	44,006,026
Adjusted net income per share	$ 0.94	$ 1.24	$ 0.93	$ 0.72
Net income (loss) per share—basic and diluted in accordance with GAAP	$ 0.55	$ (0.08)	$ 1.82	$ 0.04
Adjusted Operating Income				
Operating income	$ 39,630	$ 17,818	$ 124,349	$ 20,682
Restructuring and other related charges	18,175	-	-	-
Asbestos liability and defense (income) costs	(2,193)	(4,771)	(63,978)	21,783
Asbestos coverage litigation expenses	11,742	17,162	13,632	12,033
IPO-related costs	-	57,017	-	-
Legacy legal adjustment	-	4,131	-	8,330
Due diligence costs	-	582	-	-
Other post-employment benefit settlement	-	-	-	(9,102)
Adjusted operating income	$ 67,354	$ 91,939	$ 74,003	$ 53,726
Adjusted operating income margin	12.8%	15.2%	14.6%	13.6%

Note: Dollars in thousands, except per share data.

Colfax

Non-GAAP Reconciliation

Colfax Corporation

	Three Months Ended		Nine Months Ended	
	October 1, 2010	October 2, 2009 Restated	October 1, 2010	October 2, 2009 Restated
Adjusted Net Income and Adjusted Earnings per Share				
Net income	$ 5,851	$ 5,530	$ 7,565	$ 17,071
Restructuring and other related charges	2,441	9,608	9,515	10,755
Asbestos liability and defense costs (income)	2,202	(4,303)	4,179	(1,176)
Asbestos coverage litigation expenses	2,339	1,845	10,763	8,838
Tax adjustment to effective rate of 32%	(3,284)	(2,500)	(8,767)	(6,095)
Adjusted net income	$ 9,549	$ 10,180	$ 23,255	$ 29,393
Adjusted net income margin	7.2%	7.9%	6.2%	7.5%
Weighted average shares outstanding - diluted	43,619,252	43,324,995	43,539,372	43,274,177
Adjusted net income per share	$ 0.22	$ 0.23	$ 0.53	$ 0.68
Net income per share—basic and diluted in accordance with GAAP	$ 0.13	$ 0.13	$ 0.17	$ 0.39
Adjusted Operating Income				
Operating income	$ 8,605	$ 9,655	$ 14,817	$ 30,274
Restructuring and other related charges	2,441	9,608	9,515	10,755
Asbestos liability and defense costs (income)	2,202	(4,303)	4,179	(1,176)
Asbestos coverage litigation expenses	2,339	1,845	10,763	8,838
Adjusted operating income	$ 15,587	$ 16,805	$ 39,274	$ 48,691
Adjusted operating income margin	11.8%	13.1%	10.5%	12.4%

Note: Dollars in thousands, except per share data.